POWER OF ATTORNEY

The undersigned hereby each constitute and appoint Mark N. Jacobs, Steven F. Newman, Michael A. Rosenberg, Jeff Prusnofsky, Robert R. Mullery, Janette Farragher, and John B. Hammalian, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him, and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Stephen E. Canter	November 15, 2001
Stephen E. Canter
President

/s/ James Windels	November 15, 2001
James Windels
Treasurer

J35O - Master

EXHIBIT A
1)	Dreyfus A Bonds Plus, Inc.

2)	Dreyfus Appreciation Fund, Inc.

3)	Dreyfus Balanced Fund, Inc.

4)	Dreyfus BASIC GNMA Fund

5)	Dreyfus BASIC Money Market Fund, Inc.

6)	Dreyfus BASIC Municipal Fund, Inc.

7)	Dreyfus BASIC U.S. Government Money Market Fund

8)	Dreyfus California Intermediate Municipal Bond Fund

9)	Dreyfus California Tax Exempt Bond Fund, Inc.

10)	Dreyfus California Tax Exempt Money Market Fund

11)	Dreyfus Cash Management

12)	Dreyfus Cash Management Plus, Inc.

13)	Dreyfus Connecticut Intermediate Municipal Bond Fund

14)	Dreyfus Connecticut Municipal Money Market Fund, Inc.

15)	Dreyfus Florida Intermediate Municipal Bond Fund

16)	Dreyfus Florida Municipal Money Market Fund

17)	Dreyfus Founders Funds, Inc.

18)	The Dreyfus Fund Incorporated

19)	Dreyfus GNMA Fund, Inc.

20)	Dreyfus Government Cash Management Funds

21)	Dreyfus Growth and Income Fund, Inc.

22)	Dreyfus Growth and Value Funds, Inc.

23)	Dreyfus Growth Opportunity Fund, Inc.

24)	Dreyfus Index Funds, Inc.

25)	Dreyfus Institutional Money Market Fund

26)	Dreyfus Institutional Preferred Money Market Fund

27)	Dreyfus Institutional Short Term Treasury Fund

28)	Dreyfus Insured Municipal Bond Fund, Inc.

29)	Dreyfus Intermediate Municipal Bond Fund, Inc.

30)	Dreyfus International Funds, Inc.

31)	Dreyfus Investment Grade Bond Funds, Inc.

32)	Dreyfus Investment Portfolios

33)	The Dreyfus/Laurel Funds, Inc.

34)	The Dreyfus/Laurel Funds Trust

35)	The Dreyfus/Laurel Tax-Free Municipal Funds

36)	Dreyfus LifeTime Portfolios, Inc.

37)	Dreyfus Liquid Assets, Inc.

38)	Dreyfus Massachusetts Intermediate Municipal Bond Fund

39)	Dreyfus Massachusetts Municipal Money Market Fund

40)	Dreyfus Massachusetts Tax Exempt Bond Fund

41)	Dreyfus MidCap Index Fund

42)	Dreyfus Money Market Instruments, Inc.

43)	Dreyfus Municipal Bond Fund, Inc.

44)	Dreyfus Municipal Cash Management Plus

45)	Dreyfus Municipal Money Market Fund, Inc.

46)	Dreyfus New Jersey Intermediate Municipal Bond Fund

J35O - Master

47)	Dreyfus New Jersey Municipal Bond Fund, Inc.

48)	Dreyfus New Jersey Municipal Money Market Fund, Inc.

49)	Dreyfus New Leaders Fund, Inc.

50)	Dreyfus New York Municipal Cash Management

51)	Dreyfus New York Tax Exempt Bond Fund, Inc.

52)	Dreyfus New York Tax Exempt Intermediate Bond Fund

53)	Dreyfus New York Tax Exempt Money Market Fund

54)	Dreyfus Pennsylvania Intermediate Municipal Bond Fund

55)	Dreyfus Pennsylvania Municipal Money Market Fund

56)	Dreyfus Premier California Municipal Bond Fund

57)	Dreyfus Premier Equity Funds, Inc.

58)	Dreyfus Premier Fixed Income Funds

59)	Dreyfus Premier GNMA Fund

60)	Dreyfus Premier International Funds, Inc.

61)	Dreyfus Premier Municipal Bond Fund

62)	Dreyfus Premier New York Municipal Bond Fund

63)	Dreyfus Premier Opportunity Funds

64)	Dreyfus Premier State Municipal Bond Fund

65)	Dreyfus Premier Third Century Fund, Inc.

66)	Dreyfus Premier Value Equity Funds

67)	Dreyfus Premier Worldwide Growth Fund, Inc.

68)	Dreyfus Short-Intermediate Government Fund

69)	Dreyfus Short-Intermediate Municipal Bond Fund

70)	The Dreyfus Socially Responsible Growth Fund, Inc.

71)	Dreyfus Stock Index Fund

72)	Dreyfus Tax Exempt Cash Management

73)	The Dreyfus Premier Third Century Fund, Inc.

74)	Dreyfus Treasury Cash Management

75)	Dreyfus Treasury Prime Cash Management

76)	Dreyfus U.S. Treasury Intermediate Term Fund

77)	Dreyfus U.S. Treasury Long Term Fund

78)	Dreyfus 100% U.S. Treasury Money Market Fund

79)	Dreyfus Variable Investment Fund

80)	Dreyfus Worldwide Dollar Money Market Fund, Inc.

81)	General California Municipal Bond Fund, Inc.

82)	General California Municipal Money Market Fund

83)	General Government Securities Money Market Funds, Inc.

84)	General Money Market Fund, Inc.

85)	General Municipal Bond Fund, Inc.

86)	General Municipal Money Market Funds, Inc.

87)	General New York Municipal Bond Fund, Inc.

88)	General New York Municipal Money Market Fund

89)	MPAM Funds Trust

J35O - Master

POWERS OF ATTORNEY

The undersigned hereby constitute and appoint Mark N. Jacobs, Steven Newman, Michael Rosenberg, Jeff Prusnofsky, Robert R. Mullery, Janette Farragher, and John Hammalian, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph S. DiMartino	_	December 11, 2000

Joseph S. DiMartino

/s/ David P. Feldman		December 11, 2000

David P. Feldman

/s/ James F. Henry		December 11, 2000

James F. Henry

/s/ Rosalind Gersten Jacobs		December 11, 2000

Rosalind Gersten Jacobs

/s/ Paul A. Marks		December 11, 2000

Paul A. Marks

/s/ Martin Peretz		December 11, 2000

Martin Peretz

/s/ Bert W. Wasserman		December 11, 2000

Bert W. Wasserman

J34-017098

J34-017098

EXHIBIT A

Dreyfus A Bonds Plus, Inc. Dreyfus Balanced Fund, Inc.

Dreyfus Growth and Income Fund, Inc. Dreyfus Growth Opportunity Fund, Inc. Dreyfus Institutional Money Market Fund

-	Government Securities Series

-	Money Market Series

Dreyfus International Funds, Inc.

-	Dreyfus International Growth Fund

-	Dreyfus Emerging Markets Fund

Dreyfus Money Market Instruments, Inc.

-	Government Securities Series

-	Money Market Series

Dreyfus Premier Equity Funds, Inc.

-	Dreyfus Premier Aggressive Growth Fund

-	Dreyfus Premier Emerging Markets Fund

-	Dreyfus Premier Growth and Income Fund

Dreyfus Variable Investment Fund

-	Appreciation Portfolio

-	Balanced Fund

-	Disciplined Stock Portfolio

-	Growth and Income Portfolio

-	International Equity Portfolio

-	International Value Portfolio

-	Limited Term High Income Portfolio

-	Money Market Portfolio

-	Quality Bond Portfolio

-	Small Cap Portfolio

-	Small Company Stock Portfolio

-	Special Value Portfolio

-	Zero Coupon 2000 Portfolio